Exhibit 10.2

OTHER FIRST LIEN SECURED PARTY CONSENT

February 20, 2013

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Amended and Restated Collateral Agreement dated as of January 28, 2008 and as amended and restated as of June 10, 2009 (as heretofore amended and/or supplemented, the “Collateral Agreement” (terms used without definition herein have the meanings assigned to such term by the Collateral Agreement)) among Caesars Entertainment Operating Company, Inc. (formerly known as Harrah’s Operating Company, Inc.) (the “Company”), the Subsidiary Parties party thereto and Bank of America, N.A., as Collateral Agent (the “Agent”).

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties pursuant to Section 11.02(d) of the Base Indenture (as defined herein) to become a party to the First Lien Intercreditor Agreement on behalf of the New Secured Parties under the indenture, dated as of August 22, 2012 (the “Base Indenture”), by and among Caesars Escrow Corporation (“Escrow Corp.”), Caesars Operating Escrow LLC (together with Escrow Corp., the “Escrow Issuers”), Caesars Entertainment Corporation (“CEC”), as parent guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture dated as of October 5, 2012 among the Company and the Trustee (the “Prior Assumption Supplemental Indenture”), as further supplemented by a supplemental indenture dated as of December 13, 2012 among the Escrow Issuers, CEC and the Trustee (the “Additional Notes Supplemental Indenture,” and together with the Base Indenture and the Prior Assumption Supplemental Indenture, the “Existing Indenture”), and as further supplemented by a supplemental indenture to be entered into as of the date hereof among the Company and the Trustee, pursuant to which the Company will assume the obligations of the Escrow Issuers under the Existing Indenture (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the Authorized Representative has received a copy of the Security Documents and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Documents and First Lien Intercreditor Agreement as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including, without limitation, Section 2.02(b) thereof) as fully as if it had been a Secured Party on the effective date of the First Lien Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Security Documents and the First Lien Intercreditor Agreement shall be as follows:

U.S. Bank National Association EP-MN-WS3C 60 Livingston Avenue St. Paul, MN 55107-1419
Attention:	Corporate Trust Services
Raymond S. Haverstock

and

(v) confirms the authority of the Agent to enter into the Security Documents on its behalf and on behalf of the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to it and the New Secured Parties as fully as if it had been a party to each such agreement on behalf of itself and the New Secured Parties.

For the avoidance of doubt, it is acknowledged and agreed that this Other First Lien Secured Party Consent shall constitute a “Security Document” as defined in the Base Indenture.

The Agent, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS OTHER FIRST LIEN SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Other First Lien Secured Party Consent to be duly executed by its authorized officer as of the date and year first set forth above.

U.S. BANK NATIONAL ASSOCIATION,
AS AUTHORIZED REPRESENTATIVE

By:	/s/ RAYMOND S. HAVERSTOCK
	Name:	Raymond S. Haverstock
	Title:	Vice President

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., AS COLLATERAL AGENT

By:	/s/ DANIEL KELLY
	Name:	Daniel Kelly
	Title:	Managing Director

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Other First Lien Secured Party Consent – Collateral Agreement]